        FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 14, 1999

                               SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                  (AMENDMENT NO.   )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement              Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials    [ ]  Soliciting Material Pursuant to
                                             Rule 14a-11(c) or Rule 14a-12

                        Robertson Stephens Investment Trust
                        -----------------------------------
                   (Name of Registrant as Specified in its Charter)

       -----------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required
[ ]  Fee computed on a table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:


--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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
                      ROBERTSON STEPHENS INVESTMENT TRUST
                             555 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                                                                January __, 1999

DEAR SHAREHOLDER:

    You are cordially invited to attend a Meeting of Shareholders of Robertson Stephens Investment Trust to be held on Friday, February 26, 1999, at 8:30 a.m., San Francisco Time, at 555 California Street, A.P. Giannini Auditorium, San Francisco, California. At the Meeting, shareholders will be asked to approve new Investment Advisory Agreements between the Funds and Robertson Stephens Investment Management. In addition, shareholders of Robertson Stephens Information Age Fund-TM- and of Robertson Stephens Value + Growth Fund will be asked to approve a new sub-advisory agreement with Elijah Asset Management, LLC, and shareholders of The Contrarian Fund-TM- will be asked to approve a new sub-advisory agreement with Eastbourne Management, L.L.C. Implementation of the new agreements would coincide with the purchase of Robertson Stephens Investment Management and affiliated companies, by members of its current senior management.

    Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

    We look forward to seeing you at the Meeting or receiving your proxy card(s) so your shares may be voted at the Meeting.

                                    Sincerely yours,

                                    Andrew P. Pilara, Jr.
                                    PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                      ROBERTSON STEPHENS INVESTMENT TRUST

    THE CONTRARIAN FUND-TM-           DIVERSIFIED GROWTH FUND             EMERGING GROWTH FUND
       GLOBAL VALUE FUND           GLOBAL NATURAL RESOURCES FUND          GROWTH & INCOME FUND
    INFORMATION AGE FUND-TM-            MICROCAP GROWTH FUND                 PARTNERS FUND
                                        VALUE + GROWTH FUND

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                            ------------------------

    A Meeting of shareholders of Robertson Stephens Investment Trust will be held at 555 California Street, A.P. Giannini Auditorium, San Francisco, California, on Friday, February 26, 1999 at 8:30 a.m., San Francisco Time, for the following purposes:

    1. To approve or disapprove a new Investment Advisory Agreement between the Trust, on behalf of each of the above-named Funds, and Robertson, Stephens & Company Investment Management, L.P., or RS Investment Management, Inc., as the case may be, as described in the attached Proxy Statement.

    2. To approve or disapprove a new Sub-Advisory Agreement among the Trust, on behalf of Robertson Stephens Information Age Fund, Robertson, Stephens & Company Investment Management, L.P., and Elijah Asset Management, LLC.

    3. To approve or disapprove a new Sub-Advisory Agreement among the Trust, on behalf of Robertson Stephens Value + Growth Fund, Robertson, Stephens & Company Investment Management, L.P., and Elijah Asset Management, LLC.

    4. To approve or disapprove a new Sub-Advisory Agreement among the Trust, on behalf of Robertson Stephens Contrarian Fund, Robertson, Stephens & Company Investment Management, L.P., and Eastbourne Management, L.L.C.

    5. To consider and act upon such other matters as may properly come before the Meeting.

    Shareholders of record as of the close of business on January __, 1999 are entitled to notice of and to vote at the Meeting.

                                            By order of the Trustees
                                            Andrew C. Morrison
                                            SECRETARY

January __, 1999

                      ROBERTSON STEPHENS INVESTMENT TRUST
                             555 CALIFORNIA STREET
                        SAN FRANCISCO, CALIFORNIA 94104

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    The enclosed proxies are solicited by the Board of Trustees of Robertson Stephens Investment Trust (the "Trust") for use at the Meeting of shareholders of the Trust to be held at 555 California Street, A.P. Giannini Auditorium, San Francisco, California, at 8:30 a.m. (San Francisco Time) on Friday, February 26, 1999, and at any adjournment thereof. Shareholders of record at the close of business on January __, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about January __, 1999.

    The shares of the Trust are divided into ten series: The Contrarian Fund-TM-, Diversified Growth Fund, Emerging Growth Fund, Global Natural Resources Fund, Global Value Fund, Growth & Income Fund, The Information Age Fund-TM-, MicroCap Growth Fund, Partners Fund, and Value + Growth Fund. If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Growth & Income Fund and shares of the Information Age Fund-TM-, you should sign and return the enclosed proxy cards for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

    Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

    THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ANY FUND FOR THE FUND'S MOST RECENT FISCAL YEAR AND A COPY OF ANY FUND'S SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-766-FUND OR BY WRITING TO THE TRUST AT 555 CALIFORNIA STREET, SAN FRANCISCO, CALIFORNIA 94104.

    OWNERSHIP OF SHARES. As of the Record Date, the number of outstanding shares of each Fund was as follows: The Contrarian Fund-TM--- _________; Diversified Growth Fund-- ________; Emerging Growth Fund-- _________; Global Natural Resources Fund-- _________; Global Value Fund-- ________; Growth & Income Fund-- ________; Information Age Fund-TM---_________; MicroCap Growth Fund--________; Partners Fund--___________; and Value + Growth Fund--__________.
[To the Trust's knowledge, no person owned beneficially more than 5% of the outstanding shares of any of the Funds at the Record Date.]

        I. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                          AND SUB-ADVISORY AGREEMENTS

    In the transaction described more fully below, members of senior management of Robertson Stephens Investment Management will purchase the firm from BankAmerica Corporation. Robertson, Stephens & Company Investment Management, L.P., the current investment adviser to all of the Funds other than Robertson Stephens Emerging Markets Fund, will serve as investment adviser to each of those Funds after the transaction; RS Investment Management, Inc., the current investment adviser to the Emerging Growth Fund, will serve as investment adviser to that Fund. Each will serve as investment adviser pursuant to investment advisory agreements substantially similar to those currently in effect.

    Robertson, Stephens & Company Investment Management, L.P. is proposing to enter into sub-advisory agreements (i) for the Information Age and Value + Growth Funds, with Elijah Asset Management, LLC, a newly formed investment advisory firm owned principally by Ronald E. Elijah, who currently serves as portfolio manager for those Funds, and (ii) for a portion of the assets of The Contrarian Fund-TM-, with Eastbourne Management, L.L.C., a newly formed investment advisory firm owned principally by Rick Barry, who currently serves as a member of the portfolio management team for that Fund.

    It is expected that, following the transaction, all of the persons currently serving as portfolio managers of the Funds will continue to serve as portfolio managers of the same Funds, either as employees of Robertson, Stephens & Company Investment Management, L.P. or RS Investment Management, Inc. or of Elijah Asset Management, LLC or Eastbourne Management, L.L.C.

                           THE TRANSACTION; NEW RSIM

    On November 19, 1998, BankAmerica Corporation ("BAC") entered into a definitive agreement (the "Purchase Agreement") with Robertson Stephens Investment Management Co. LLC, a Delaware limited liability company ("New RSIM"), pursuant to which BAC has agreed to sell to New RSIM all of the outstanding shares of common stock of Robertson Stephens Investment Management Co. Inc., a wholly owned subsidiary of BAC ("Old RSIM"). Old RSIM is the parent company of Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") and RS Investment Management, Inc. ("RSIM, Inc."), the investment advisers to the Funds. (The transaction in which New RSIM will purchase the stock of Old RSIM is referred to in this Proxy Statement as the "Transaction.") Through its ownership of Old RSIM, New RSIM will become the owner of all of the outstanding beneficial interest in RSIM, L.P. and RSIM, Inc. Old RSIM is the general partner of RSIM, L.P. RS Regulated I, LLC, a subsidiary of Old RSIM, owns all of the outstanding common stock of RSIM, Inc.

    New RSIM is owned by G. Randall Hecht, Paul H. Stephens, and Andrew P. Pilara, Jr., each of whom is currently a senior manager of RSIM, L.P. Immediately following the Transaction, New RSIM will be owned principally by those three individuals and other persons who will act as senior managers of New RSIM or as portfolio managers of the Funds following the Transaction. G. Randall Hecht, Chairman and Chief Executive Officer of New RSIM, will own 29% of the membership interest in New RSIM; Mr. Stephens, Mr. Pilara, and Mr. James Callinan, portfolio managers of certain of the Funds, will own 22%, 15%, and 20%, respectively. The remainder of the membership interests will be owned by other employees of New RSIM or its affiliates and by other persons otherwise unaffiliated with New RSIM. Each of Messrs. Callinan, Hecht, Pilara, and Stephens and Mssrs. David Evans and James Foster, employees of RSIM, L.P. or its affiliates, is a member of the Board of Managers of New RSIM. Mr. Pilara serves as the President of the Trust and as a Trustee of the Trust.

    Consummation of the Transaction is subject to a number of conditions, including among others that shareholders of each of the Funds shall have approved the investment advisory arrangements described in this Proxy Statement.

 THE PROPOSED INVESTMENT ADVISORY AGREEMENT; ADMINISTRATIVE SERVICES AGREEMENT

    Each of the investment advisory agreements currently in effect between the Funds and RSIM, L.P. or RSIM, Inc. will by its terms terminate upon the consummation of the Transaction, since the Transaction will constitute a change of control of RSIM, L.P. and RSIM, Inc. for purposes of the 1940 Act. For that reason, the Board of Trustees is recommending that shareholders of each of the Funds approve an Investment Advisory Agreement between RSIM, L.P. or RSIM, Inc., as the case may be, and the Trust (each, an "Investment Advisory Agreement") pursuant to which RSIM, L.P. or, in the case of the Emerging Growth Fund, RSIM, Inc. would serve as investment adviser following the Transaction. The form of Investment Advisory Agreement is attached to this Proxy Statement as Appendix A.

    The Investment Advisory Agreements are substantially similar to those currently in effect. Each Investment Advisory Agreement provides, as do the agreements currently in place, that RSIM, L.P. or RSIM, Inc., as the case may be, will, at its expense, furnish investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust's Board of Trustees, and will (i) furnish the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, (ii) furnish the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general superintend and manage the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Agreements provide that RSIM, L.P. or RSIM, Inc., as the case may be, will provide all administrative services needed for the management and operation of each Fund and furnish such office space and personnel as are needed by the Fund (except in the case of the Diversified Growth, Global Natural Resources, Global Value, Growth & Income, Information Age, and MicroCap Growth Funds, where such administrative services are furnished by RSIM, L.P. pursuant to an Administrative Services Agreement with those Funds).

    Each Investment Advisory Agreement also provides that RSIM, L.P. or RSIM, Inc. may, at its expense, select and contract with sub-advisers for the Funds, who would be required to furnish an investment program and make investment decisions for the Funds. RSIM, L.P. proposes to enter into sub-advisory agreements with Elijah Asset Management, LLC, in respect of the Information Age and Value + Growth Funds, and with Eastbourne Management, L.L.C., in respect of a portion of the assets of The Contrarian Fund-TM-. See "The Sub-Advisory Agreements," below.

    Each Investment Advisory Agreement provides that it will continue in effect for an initial term of two years from its effective date and thereafter only so long as the Agreement is approved at least annually by (i) the vote, cast in person at a meeting called for such purpose, of a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of RSIM, L.P. or RSIM, Inc., as the case may be, and (ii) the Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund in question. It is intended that the Investment Advisory Agreements will take effect upon consummation of the Transaction.

    Each Investment Advisory Agreement provides that RSIM, L.P. or RSIM, Inc., as the case may be, shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust, the Fund in question, or the shareholders of the Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

    An Investment Advisory Agreement may be terminated at any time, without penalty, (i) by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the affected Fund, on 60 days written notice, or (ii) by RSIM, L.P. or RSIM, Inc., as the case may be, on 60 days written notice. The Agreement terminates automatically in the event of its assignment.

    The fees paid by the Funds under the Investment Advisory Agreement will be paid at the same rates as the fees paid by the Funds under their existing investment advisory agreements. See "The Existing Investment Advisory Agreements," below.

    ADMINISTRATIVE SERVICES AGREEMENT. The Board of Trustees has approved an Administrative Services Agreement between the Trust on behalf of each of the Funds and RSIM, L.P., pursuant to which RSIM, L.P. would continuously provide business management services to the Funds and generally manage all of the business and affairs of the Funds, subject to the general oversight of the Trustees. No fees would be payable by the Funds under the Administrative Services Agreement. The Agreement is substantially identical to the Administrative Services Agreement currently in effect between RSIM, L.P. and the Trust on behalf of those Funds.

                          THE SUB-ADVISORY AGREEMENTS

    RSIM, L.P. is proposing that Elijah Asset Management, LLC ("Elijah Asset Management") serve as sub-adviser to the Information Age Fund and the Value + Growth Fund. RSIM, L.P. is also proposing that Eastbourne Management, L.L.C. ("Eastbourne") serve as a sub-adviser in respect of a portion of the assets of The Contrarian Fund-TM-. The Board of Trustees of the Trust has approved Sub-Advisory Agreements on behalf of each of those Funds with Elijah Asset Management and Eastbourne, respectively. The forms of the Sub-Advisory Agreements are attached to this Proxy Statement as Appendices B and C. (Each of Elijah Asset Management and Eastbourne is referred to in this proxy statement as a "Sub-Adviser.")

    Each Sub-Advisory Agreement provides that the Sub-Adviser will (i) manage such of the Fund's assets as are allocated to it in accordance with the Fund's investment objective, policies, and limitations, (ii) make investment decisions for the Fund as to those assets, and (iii) place orders to purchase and sell securities and other investments for the Fund in respect of those assets. Each Agreement requires the Sub-Adviser to keep the Trust and RSIM, L.P. informed of developments materially affecting the Fund in question. RSIM, L.P. currently expects to allocate all of the assets of the Information Age Fund-TM- and the Value + Growth Fund to Elijah Asset Management for management by that firm; it expects to allocate only a portion of the assets of The Contrarian Fund-TM- to Eastbourne for management, as described below.

    ELIJAH ASSET MANAGEMENT, LLC. Elijah Asset Management is a newly formed Delaware limited liability company; its sole managing member is Ronald E. Elijah, who currently serves as portfolio manager to the Information Age Fund-TM- and the Value + Growth Fund. Mr. Elijah owns 80% of the outstanding voting interest in Elijah Asset Management and is the sole managing member of the company; each of Mr. John P. McNiff, 3 Radnor Corporate Center, Radnor PA 19087, and Radnor Holdings Corp. of the same address owns an additional 10% of the outstanding voting interest in Elijah Asset Management. All of the employees of Elijah Asset Management expected to be involved in portfolio management activities are currently employees of RSIM, L.P. and engaged in the portfolio management of the Value + Growth Fund or the Information Age Fund-TM-. It is expected that each will terminate his or her employment with RSIM, L.P. at the time of the Transaction and thereupon become an employee of Elijah Asset Management.

    Under the Sub-Advisory Agreement, RSIM, L.P. will pay a fee to Elijah Asset Management with respect to each Fund equal to 50% of the fees paid to RSIM, L.P. by that Fund pursuant to the Investment Advisory Agreement.

    The Sub-Advisory Agreement with Elijah Asset Management may be terminated
(i) by the Trust at any time without penalty, upon the vote of a majority of the Trust's Trustees or by vote of a majority of the outstanding voting securities of the Fund in question, upon 60 days written notice to Elijah Asset Management and RSIM, L.P., (ii) by RSIM, L.P. at any time without penalty, upon 60 days written notice to Elijah Asset Management and the Trust (which right RSIM, L.P. has agreed with Elijah Asset Management not to exercise except under certain circumstances, as described below), or (iii) by Elijah Asset Management at any time without penalty, upon 60 days written notice to RSIM, L.P. and the Trust. The Sub-Advisory Agreement will continue in effect for a period of more than two years in respect of the Fund only if its continuance is approved annually by the Board of Trustees of the Trust or the shareholders of the Fund in question and by the disinterested Trustees of the Trust.

    RSIM, L.P. has entered into a separate agreement with Elijah Asset Management relating generally to Elijah Asset Management's management of assets of a number of clients of RSIM, L.P., including the Funds. That agreement includes provisions, by way of example, requiring Elijah Asset Management to provide certain types of information to RSIM, L.P., to continue to employ Mr. Elijah as the full-time principal portfolio manager of the accounts of those clients, to comply with all applicable laws, rules, and regulations, and to comply with such investment guidelines and protocols as RSIM, L.P. may establish from time to time. It also includes provisions requiring RSIM, L.P. to make payments to Elijah Asset Management at an annual rate of up to 0.025% of the average daily net assets of each of the

Funds in consideration of Elijah Asset Management's cooperation with RSIM, L.P. in respect of the promotion of the shares of the Funds. In that agreement, RSIM, L.P. has also agreed not to exercise its right to terminate the Sub-Advisory Agreement in respect of either Fund for a period of three years except for cause, which is defined in the agreement to include a finding or ruling to the effect that Elijah Asset Management (or any affiliate) has violated certain applicable laws, rules, or regulations; Elijah Asset Management's (or any affiliate's) becoming subject to any claim, investigation, action, or suit that could reasonably be expected to injure or call into question the goodwill, reputation, or business of any Fund, of RSIM, L.P., or of any of their affiliates; any breach by Elijah Asset Management of any material provision of the agreement or of the Sub-Advisory Agreement; or Elijah Asset Management's (or any affiliate's) committing any act of fraud or dishonesty that could injure the goodwill, reputation, or business of any Fund or of RSIM, L.P. or of any of their affiliates. RSIM, L.P. has also agreed not to exercise its right to terminate the Sub-Advisory Agreement in respect of the Fund after that three-year period except for cause so long as the investment performance of the Fund meets certain criteria agreed upon by RSIM, L.P. and Elijah Asset Management. Nothing in that agreement limits in any way the right of any Fund to terminate a Sub-Advisory Agreement in accordance with its terms or the right or ability of RSIM, L.P. to recommend to the Board of Trustees or shareholders of any Fund that they exercise their rights to terminate any such Sub-Advisory Agreement.

    In its agreement with RSIM, L.P., Elijah Asset Management agrees to limit its management of other mutual funds comparable to the Information Age-TM- and Value + Growth Funds.

    EASTBOURNE MANAGEMENT, L.L.C. Eastbourne is a newly formed Delaware limited liability company; its sole managing member is Mr. Rick Barry, who currently serves as a member of the portfolio management team for The Contrarian Fund-TM-. Mr. Barry owns ___ of the outstanding membership interest in Eastbourne; persons who are expected to become employees of Eastbourne at the time of the Transaction own the remaining membership interests. All of the employees of Eastbourne expected to be involved in portfolio management activities are currently employees of RSIM, L.P. and engaged in the portfolio management of The Contrarian Fund-TM-. It is expected that each will terminate his or her employment with RSIM, L.P. at the time of the Transaction and thereupon become an employee of Eastbourne.

    It is expected that RSIM, L.P. will allocate a portion of The Contrarian Fund's assets for management by Eastbourne in circumstances where RSIM, L.P. believes that management of those assets by Eastbourne would be in the best interest of the Fund. RSIM, L.P. expects that it would likely allocate a portion of the Fund's assets to Eastbourne in circumstances where, for example, RSIM, L.P. believed that an increase in, or change to, the Fund's short positions might be desirable, or where it believed that long investments by the Fund might be desirable in sectors or companies where Eastbourne might offer a successful investment program. Under the Sub-Advisory Agreement, RSIM, L.P. will pay a fee to Eastbourne in an amount equal to 40% of the fees received by RSIM, L.P. in respect of assets allocated to Eastbourne.

    The Sub-Advisory Agreement with Eastbourne may be terminated (i) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the outstanding voting securities of The Contrarian Fund-TM-, upon 60 days written notice to Eastbourne and RSIM, L.P.,
(ii) by RSIM, L.P. at any time without penalty, upon 60 days written notice to Eastbourne and the Trust, or (iii) by Eastbourne at any time without penalty, upon 60 days written notice to RSIM, L.P. and the Trust. The Sub-Advisory Agreement will continue in effect for a period of more than two years in respect of the Fund only if its continuance is approved annually by the Board of Trustees of the Trust or the shareholders of the Fund and by the disinterested Trustees of the Trust.

    Eastbourne may from time to time place limits on the amount of assets it will manage for The Contrarian Fund-TM- and other clients of RSIM, L.P. for the purpose of making "short" investments; currently, Eastbourne Management has fixed that limit at $50 million.

                  THE EXISTING INVESTMENT ADVISORY AGREEMENTS

    RSIM, L.P. and RSIM, Inc. provide investment advisory services to the Funds pursuant to Investment Advisory Agreements dated October 1, 1997 currently in effect between the Funds and them (the "Existing Agreements"). Under the Existing Agreements, RSIM, L.P. and RSIM, Inc. are required to furnish investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of the Fund and subject to the supervision and direction of the Trust's Board of Trustees, and to (i) furnish the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, (ii) furnish the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general superintend and manage the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees. In addition, the Agreements provide that RSIM, L.P. or RSIM, Inc., as the case may be, will provide all administrative services needed for the management and operation of each Fund and furnish such office space and personnel as are needed by the Fund (except in the case of the Diversified Growth, Global Natural Resources, Global Value, Growth & Income, Information Age, and MicroCap Growth Funds, where such administrative services are furnished by RSIM, L.P. pursuant to an Administrative Services Agreement referred to above).

    The Funds pay RSIM, L.P. (or, in the case of the Emerging Growth Fund, RSIM, Inc.) fees as compensation for the services provided under the Existing Agreements. The amount of these management fees is calculated daily and payable monthly at the annual rates set out in Table 1 below, based on the average daily net assets of each Fund. The fees paid by each Fund to RSIM, L.P. or RSIM, Inc. under the Existing Agreements during fiscal 1998 are also set forth in Table 1 below. The Board of Trustees of the Trust, including all of the Trustees who were not "interested persons" of the Trust, RSIM, L.P., or RSIM, Inc., approved each of the Existing Agreements at a meeting on July 22, 1997, and shareholders of each Fund approved each of the Existing Agreements at a meeting on September 30, 1997.

    ADMINISTRATIVE FEES. On May 26, 1998, the Administrative Services Agreement between the Trust on behalf of certain of the Funds and RSIM, L.P. was amended to provide that no fee is payable by the Funds under that Agreement. Table 1 shows the amount of fees paid by those Funds under the Agreement during 1998 prior to that date.

                                    TABLE 1

                                                                                    AMOUNT OF
                                                                  AMOUNT OF       ADMINISTRATIVE      APPROXIMATE NET
               FUND AND YEAR                    MANAGEMENT     MANAGEMENT FEE      FEE PAID IN         ASSETS AS OF
                 ORGANIZED                          FEE        PAID IN 1998(1)       1998(2)             12/31/98
--------------------------------------------  ---------------  ---------------  ------------------  -------------------
Contrarian Fund-TM- (1993)..................          1.50%
Diversified Growth Fund (1996)..............          1.00%
Emerging Growth Fund (1987).................          1.00%
Global Natural Resources Fund (1995)........          1.00%
Global Value Fund (1997)....................          1.00%
Growth & Income Fund (1995).................          1.00%
Information Age Fund-TM- (1995).............          1.00%
MicroCap Growth Fund (1996).................          1.25%
Partners Fund (1995)........................          1.25%
Value + Growth (1992).......................          1.00%

------------------------
(1) Before giving effect to any reimbursement or waiver by RSIM, L.P. or RSIM, Inc. Amounts shown in parentheses reflect management fees waived or reimbursed by RSIM, L.P. or RSIM, Inc., plus the amount of any other expenses of the Fund for which RSIM, L.P. or RSIM, Inc. reimbursed the Fund or which either of them bore on behalf of the Fund.

(2) Prior to May 26, 1998, certain of the Funds paid fees under the Administrative Services Agreement at an annual rate of 0.25% of a Fund's average daily net assets.

    Each of the Existing Agreements will by its terms terminate upon the consummation of the Transaction.

    TRUSTEE ACTION. [The Board of Trustees of the Trust approved the proposed investment advisory and sub-advisory arrangements at a meeting held on January ___, 1999.

    In considering the proposed Agreements the Trustees considered, among other things, that senior management of RSIM, L.P. would continue to remain in place after the Transaction and that the persons currently serving as portfolio managers for each of the Funds would continue to serve as portfolio managers of those Funds.

    The Trustees also considered the fact that the Investment Advisory Agreements are substantially similar to the Existing Agreements and that in all cases the fees to be paid under the Investment Advisory Agreements would be the same as the fees paid by the Funds under the Existing Agreements. The Trustees considered the performance of RSIM, L.P. and RSIM, Inc. over time in providing services to the Funds, and the skills and capabilities of the persons who would be responsible for the management of each of the Funds following the Transaction.

    The Trustees considered, in addition, the expected financial position of New RSIM, Elijah Asset Management, and Eastbourne and the financial incentives provided to firms and individuals involved in the management of the Funds.

    The Trust has filed an application with the Securities and Exchange Commission for an exemption from certain provisions of the 1940 Act to permit Mr. John W. Glynn, Jr. and Mr. James K. Peterson to continue to serve as disinterested Trustees of the Trust. The Trust expects that the exemption will be granted at or before the time of the Meeting. Neither the Investment Advisory Agreement nor the Sub-Advisory Agreements will be implemented until a majority of the Trustees who are disinterested persons of the Trust, RSIM, L.P., and each Sub-Adviser have approved those Agreements.]

    GENERAL. References in this section to an "investment adviser" are to RSIM, L.P., RSIM, Inc., and each of the Sub-Advisers. Investment decisions for the Funds and for the other investment advisory clients of an investment adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which, in the opinion of the investment adviser, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    Each Fund will pay all expenses related to its operation which are not borne by the investment advisers, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Fund's 12b-1 Plans and its Shareholder Servicing Plan, fees paid to members of the Board of Trustees who are not officers, directors, stockholders, or employees of an investment adviser, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment advisers receive brokerage and research services and other similar services from many broker-dealers with which they place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services, and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by an investment adviser for research purposes, the investment adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to an investment adviser and its affiliates in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid to the investment adviser is not reduced because it or its affiliates receive these services even though the investment adviser might otherwise be required to purchase some of these services for cash.

    The investment advisers place all orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. The investment advisers seek the best overall terms available for the Funds, except to the extent an investment adviser may be permitted to pay higher brokerage commissions as described below. In doing so, the investment advisers, having in mind the Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions. The investment advisers may enter into transactions with broker-dealers that furnish them, without cost to them, certain brokerage and research services of value to them and their affiliates in advising the Funds and other clients. In doing so, an investment advisers may cause the Funds to pay greater brokerage commissions than they might otherwise pay.

    As permitted by Section 28(e) of the 1934 Act, an investment adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the investment adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. An investment adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Board of Trustees may adopt from time to time. None of the investment advisers currently intends to cause the Funds to make such payments.

    Affiliates of RSIM, L.P. and RSIM, Inc. receive brokerage commissions from the Funds in accordance with procedures adopted by the Trustees. The aggregate amount of commissions paid by each of the Funds for the 1998 fiscal year to BancAmerica Robertson Stephens and NationsBanc Montgomery Securities, affiliates of RSIM, L.P. and RSIM, Inc. at the time through common ownership, and the percentage that such amount represents of the aggregate brokerage commissions paid by such Fund for that year, is as follows: The Contrarian Fund-TM---$_____ (___%); Diversified Growth Fund--$_____ (___%); Emerging Growth Fund--$_____ (___%); Global Natural Resources Fund-- $_____ (___%); Global Value Fund--$_____ (___%); Growth & Income Fund--$_____ (___%); Information Age Fund-TM---$_____ (___%); MicroCap Growth Fund--$_____ (___%); Partners Fund-- $_____ (___%); and
Value + Growth Fund--$_____ (___%). It is not expected that RSIM, L.P. or any of the Sub-Advisers will be affiliated with any broker-dealer following the Transaction.

    SUB-ADVISORY RELATIONSHIPS. RSIM, L.P. and RSIM, Inc. act as sub-advisers for seven investment companies that are not affiliated with the Trust. The names of the seven funds for which RSIM, L.P. or RSIM, Inc. acts as sub-adviser, the approximate size of the funds as of December 31, 1998, and the annual rates at which the subadvisory fees are paid (a percentage based on the average daily net asset value of each of the funds) are set forth in Table 2 below. RSIM, L.P. serves as the sub-adviser in each case, except that RSIM, Inc. serves as sub-adviser in respect of the Penn Series Emerging Growth Fund.

Neither RSIM, L.P. nor RSIM, Inc. has waived, reduced, or otherwise agreed to reduce its compensation under any of these subadvisory agreements, except RSIM, Inc. has agreed to pay to the investment adviser of the Penn Series Emerging Growth Fund the first 0.10% of that fund's total expenses in any fiscal year in excess of 1.15% of the Fund's average daily net assets during that year.

                                    TABLE 2

FUND                                                             APPROXIMATE ASSETS        MANAGEMENT FEE
---------------------------------------------------------------  ------------------  --------------------------
Growth & Income Portfolio of the Golden Select Series Trust....   $                  .55% first $200,000,000
                                                                                     .45% over $200,000,000
Value and Growth Portfolio of the Golden Select Series Trust...   $                  .55% first $500,000,000
                                                                                     .45% over $500,000,000
The New England Star Small Cap Fund............................   $                  .55% first $50,000,000
                                                                                     .50% over $50,000,000
The Lion Global Knowledge Fund.................................   $                  .55% first $200,000,000
                                                                                     .50% over $200,000,000
The Ohio National Growth & Income Fund.........................   $                  .60% first $100,000,000
                                                                                     .55% next $100,000,000
                                                                                     .50% over $200,000,000
The Ohio National Small Cap Growth Fund........................   $                  .64% first $100,000,000
                                                                                     .60% next $100,000,000
                                                                                     .55% over $200,000,000
The Penn Series Emerging Growth Fund...........................   $                  .70% first $25,000,000
                                                                                     .65% next $25,000,000
                                                                                     .60% over $50,000,000
The Robertson Stephens Value and Growth Portfolio (American                          .60% first $200,000,000
  Skandia Trust)...............................................   $                  .50% over $200,000,000
The SEI Institutional Investment Trust Emerging Growth Fund....   $                  .50%
The SEI Institutional Managed Trust Emerging Growth Fund.......   $                  .50%
Robertson Stephens Diversified Growth Portfolio                                      .70% first $10,000,000
  (London PT Variable Insurance Series Trust)..................   $                  .65% next $25,000,000
                                                                                     .60% next $165,000,000
                                                                                     .55% over $200,000,000

    DISTRIBUTION PLANS. Provident Distributors Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 ("Provident"), currently serves as the principal underwriter of the Funds' shares. Each of the Funds has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act (the "Plan") in respect of its Class A and Class C shares. Under the Plan adopted in respect of the Funds' Class A shares (the "Class A Plan"), each Fund may pay Provident, from the assets attributable to the Fund's Class A shares, distribution fees, for services Provident renders and costs and expenses it incurs in connection with the promotion and distribution of the Fund's shares, at an annual rate of 0.25% of the Fund's average daily net assets. (The Contrarian Fund-TM- may pay fees under the Plan at a rate of up to 0.75% of the Fund's average daily net assets; the Board of Trustees has currently limited payments under the Plan by that Fund to a rate of 0.25% of the Fund's average daily net assets.) Such expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and payments to dealers, financial institutions, advisers, or other firms. They also include Provident's overhead expenses attributable to the distribution of each Fund's shares, which may include, for example, expenses for office space, communications and salaries of Provident personnel, and any other of Provident's expenses attributable to the distribution of the Funds' shares. Affiliates of RSIM, L.P. provide certain services to Provident in respect of the promotion of the shares of the Funds. In return for those services, Provident pays to these affiliates substantially all of the payments received by Provident under the Plan. The Class A Plan is a "compensation" plan.

    Under the Plan adopted in respect of the Funds' Class C shares (the "Class C Plan"), each Fund may pay Provident fees for services provided and expenses incurred by it as the principal underwriter of the Class C shares. The Plan by its terms also relates to payments under the Funds' Shareholder Servicing Plan, to the extent such payments may be seen as primarily intended to result in the sale of the Funds' Class C shares. The Class C Plan, which is a "compensation" plan, provides for payments by each Fund to Provident from the assets attributable to the Fund's Class C shares at an annual rate of up to 1.00%. Affiliates of RSIM, L.P. provide certain services to Provident in respect of the promotion of the shares of the Funds. In return for those services, Provident pays to these affiliates substantially all of the payments received by Provident under the Plan.

    Each of the Funds has adopted a Shareholder Servicing Plan in respect of its Class C shares, pursuant to which it pays fees to RSIM, L.P. or an affiliate at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class C shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with RSIM, L.P. or an affiliate to provide administrative support services to their customers who are Fund shareholders. In return for providing these support services, a financial institution may receive payments from RSIM, L.P. or an affiliate at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each Fund for which the financial institution is the financial institution of record.

    The Funds paid the following amounts to Edgewood Services, Inc., the Funds' distributor until December 31, 1998 ("Edgewood"), under their Class A Plan during the 1998 fiscal year: The Contrarian Fund-TM---$______; Diversified Growth Fund--$______; Emerging Growth Fund--$______; Global Natural Resources Fund--$______; Global Value Fund--$______; Growth & Income Fund--$______; Information Age Fund-TM---$______; MicroCap Growth Fund--$______; Partners Fund--$______; and Value + Growth Fund--$______.

    The Funds paid the following amounts to Edgewood under their Class C Plan during the 1998 fiscal year: The Contrarian Fund-TM---$______; Diversified Growth Fund--$______; Emerging Growth Fund-- $______; Global Natural Resources Fund--$______; Global Value Fund--$______; Growth & Income Fund--$______; Information Age Fund-TM---$______; MicroCap Growth Fund--$______; Partners Fund--$______; and Value + Growth Fund--$______.

    SECTION 15(F). The Trust has been informed by RSIM, L.P., RSIM, Inc., and senior management, that they intend to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive "safe harbor" for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the trustees of the investment company must not be interested persons of the adviser or the predecessor adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of the transaction or any express or implied terms, conditions, or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for BONA FIDE investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than BONA FIDE ordinary compensation as principal underwriter for such investment company). The Trust has been advised that none of RSIM, L.P., RSIM, Inc., and senior management, after due inquiry, is aware of any express or implied term, condition, arrangement, or understanding which would impose an "unfair burden" on the Trust as a result of the Transaction or the implementation of the Investment Advisory Agreement or any of the Sub-Advisory Agreements. New RSIM has undertaken to pay the costs and expenses of the Meeting.

    OTHER. Andrew C. Morrison, Treasurer and Secretary of the Trust, is an employee of RSIM, L.P. The address of New RSIM, RSIM, L.P., Eastbourne, and Elijah Asset Management is 555 California Street, San Francisco, California 94104. The address of RSIM, Inc. is Avon, CT.

    None of the Trustees of the Trust own beneficially any shares of any Fund except for Mr. Auerbach, who owns ___________ shares of the Emerging Growth Fund, ___________ shares of the Value + Growth Fund, ___________ shares of the The Contrarian Fund-TM-, ___________ shares of the Partners Fund, ___________ shares of the Growth & Income Fund, and ___________ shares of the Global Value Fund, and Mr. Pilara, who owns ___________ shares of the Partners Fund and ___________ shares of the Global Value Fund. These holdings, individually and in the aggregate, represent less than 1% of the outstanding shares of each of the Funds.

    REQUIRED VOTE. Shareholders of each Fund will vote separately to approve or disapprove the Investment Advisory Agreement with respect to that Fund and any Sub-Advisory Agreement with respect to that Fund. As provided in the 1940 Act, approval of each Agreement as to the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund and (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares are present at the Meeting in person or by proxy. If the shareholders of the Fund do not approve an Agreement, the Trustees will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE TO APPROVE THE PROPOSED AGREEMENTS.

                               III. MISCELLANEOUS

    OTHER BUSINESS. The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form(s) of proxy.

    SOLICITATION OF PROXIES. The costs of solicitation of proxies will be borne by New RSIM and BAC. Solicitation of proxies by personal interview, mail, telephone, and telegraph may be made by officers and Trustees of the Trust (who will receive no compensation therefor in addition to their regular salaries). [In addition, the firm of [name] has been retained by New RSIM to assist in the solicitation of proxies at a cost to New RSIM which is not expected to exceed $_______.]

    The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust (or a shareholder's financial institution) has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

    QUORUM. The Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. However, approval of the Investment Advisory Agreement and each Sub-Advisory Agreement will require the presence of a greater percentage of the Fund's shares at the Meeting in person or by proxy.

    ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and By-laws. The persons named as proxies will vote in favor of such adjournment with respect to a proposal those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies which they have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by New RSIM. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

    TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by a broker or nominee as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of negative votes on the proposals to approve the Investment Advisory Agreement or any Sub-Advisory Agreement.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1999. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

                                                                      APPENDIX A

THIS IS THE FORM OF INVESTMENT ADVISORY AGREEMENT PROPOSED TO BE ENTERED INTO WITH RSIM, INC. IN RESPECT OF THE EMERGING MARKETS FUND AND WITH RSIM, L.P. IN RESPECT OF EACH OF THE OTHER FUNDS. LANGUAGE IN SQUARE BRACKETS ([ ]) APPEARS ONLY IN THE AGREEMENT WITH RSIM, INC.; LANGUAGE IN ROUNDED BRACKETS ({ }) APPEARS ONLY IN THE AGREEMENT WITH RSIM, L.P.

                      ROBERTSON STEPHENS INVESTMENT TRUST
                         INVESTMENT ADVISORY AGREEMENT

    This INVESTMENT ADVISORY AGREEMENT ("Agreement") made as of the ___ day of February, 1999, by and between ROBERTSON STEPHENS INVESTMENT TRUST, a business trust organized and existing under the laws of The Commonwealth of Massachusetts (the "Trust"), on behalf of each of its series of shares of beneficial interest named on Schedule 1 to this Agreement, as it may be amended by the parties from time to time (each, a "Fund"), and {ROBERTSON, STEPHENS & COMPANY INVESTMENT MANAGEMENT, L.P. } [RS Investment Management, Inc.] (the "Adviser")

                             W I T N E S S E T H :

    WHEREAS, the Trust is an open-end, management investment company, registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Trust desires to retain the Adviser to render advice and services to the Trust and each Fund pursuant to the terms and provisions of this Agreement, and the Adviser is interested in furnishing said advice and services;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto mutually agree as follows:

     1. EMPLOYMENT OF ADVISER. (a) The Trust hereby employs the Adviser, and the Adviser hereby accepts such employment, to render investment advice and investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust's Board of Trustees. The Adviser shall, except as otherwise provided for herein, as part of its duties hereunder,
(i) furnish the Trust with investment advice, research, and recommendations with respect to the investment of each Fund's assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects in respect of the investment management of each Fund which the Trust's Board of Trustees may request, and (iii) in general superintend and manage the investments of each Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees. In addition, in respect of each Fund designated as an "Administrative Fund" on
Schedule 1 to this Agreement, the Adviser shall, except as otherwise provided for herein, render or make available all administrative services needed for the management and operation of the Fund, and shall furnish such office space and personnel as are needed by the Fund.

    (b) The Adviser shall determine the securities to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers, or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and each Fund's Prospectus and Statement of Additional Information or as the Trustees may direct from time to time.

     2. SUB-ADVISERS AND CONSULTANTS. The Adviser may from time to time, in its discretion, delegate certain of its responsibilities under this Agreement in respect of any Fund to one or more qualified companies, each of which is registered under the Investment Advisers Act of 1940, as amended, provided that the separate costs of employing such companies and of the companies themselves are borne by the Adviser and not by the Fund in question.

     3. ADVISER IS INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or any Fund in any way, or in any way be deemed an agent for the Trust or any Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Trust and each Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. RESPONSIBILITIES AND PERSONNEL OF ADVISER. The Adviser agrees to use its best efforts in the furnishing of investment advice, research, and recommendations to each Fund, in the preparation of reports and information, and in the management of each Fund's assets, all pursuant to this Agreement, and for this purpose the Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice, and assistance as the Adviser may desire and request.

     5. FURNISHING OF STATEMENTS AND REPORTS. The Trust shall from time to time furnish to the Adviser detailed statements of the portfolio investments and assets of each Fund and information as to each Fund's investment objectives and needs, and shall make available to the Adviser such financial reports, business descriptions and plans, proxy statements, legal information, and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Adviser may reasonably request.

     6. EXPENSES OF EACH PARTY. (a) The Adviser shall bear all expenses in connection with the performance of its services under this Agreement. The Adviser shall also pay (i) all compensation, if any, to the executive officers of the Trust and their related expenses and (ii) all compensation, if any, and out-of-pocket expenses of the Trust's Trustees, who are "interested persons" of the Trust (as defined in the Act).

    (b) The Trust shall bear all expenses of each Fund's organization, operations, and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Trust on behalf of each Fund and out of such Fund's assets shall pay:

        (A) CUSTODY AND ACCOUNTING SERVICES. All expenses of the transfer, receipt, safekeeping, servicing, and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

        (B) SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund;

        (C) BOOKS AND RECORDS. All costs and expenses associated with the maintenance of the Fund's books of account and records as required by the Act;

        (D) SHAREHOLDER MEETINGS. All fees and expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor, provided that the Adviser shall be responsible for and assume all expenses and fees with respect to meetings of the Fund's shareholders held solely for the benefit of the Adviser;

        (E) PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION. All expenses of preparing and printing of annual or more frequent revisions of the Prospectus and Statement of Additional Information relating to the offering of the Fund's shares and of mailing them to shareholders;

        (F) PRICING. All expenses of computing the Fund's net asset values per share, including the cost of any equipment or services used for obtaining price quotations;

        (G) COMMUNICATION EQUIPMENT. All charges for equipment or services used for communication between the Adviser or the Trust and the custodian, transfer agent, or any other agent selected by the Trust;

        (H) LEGAL AND ACCOUNTING FEES AND EXPENSES. All charges for services and expenses of the Trust's legal counsel and independent auditors for the benefit of the Trust;

        (I) TRUSTEES' FEES AND EXPENSES. All compensation of Trustees, other than those who are interested persons of or affiliated with the Adviser, and all expenses incurred in connection with their service and meetings;

        (J) FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust under the Act and the registration of Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, printing, and filing of any registration statement, Prospectus, and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements thereto that may be made from time to time;

        (K) STATE REGISTRATION FEES. All fees and expenses (including the compensation of personnel who may be employed by the Adviser or an affiliate) of qualifying and maintaining qualification of the Trust and of the Fund shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

        (L) ISSUE AND REDEMPTION OF TRUST SHARES. All expenses incurred in connection with the issue, redemption, and transfer of Fund shares, including the expense of confirming all Fund share transactions, and of preparing and transmitting the Fund's share certificates;

        (M) BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Trustees;

        (N) BROKERAGE COMMISSIONS. All brokerage commissions and other charges incident to the purchase, sale, or lending of the Fund's portfolio securities;

        (O) TAXES. All taxes or governmental fees payable by or in respect of the Trust or Fund to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

        (P) TRADE ASSOCIATION FEES. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

        (Q) INTEREST. All interest which may accrue and be payable as a result of the Fund's activities;

        (R) STATIONERY AND POSTAGE. The cost of all stationery and postage required by the Fund, unless otherwise payable by another party with respect to an activity or expense referred to above; and

        (S) NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust on behalf of the Fund is a party and the expenses the Trust on behalf of the Fund may incur as a result of its legal obligation to provide indemnification to its officers, trustees, and agents.

     7. REIMBURSEMENT FOR ADVANCED COSTS AND EXPENSES. To the extent the Adviser incurs any costs or performs any services which are an obligation of the Trust or the Fund, as set forth herein, the Trust on behalf of such Fund and out of such Fund's assets shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund only to the extent of its actual costs for such services.

     8. FEES. (a) The Trust on behalf of each Fund and out of each Fund's assets agrees to pay to the Adviser, and the Adviser agrees to accept, as full compensation for all services furnished or provided to such Fund hereunder, and as full reimbursement for all expenses assumed by the Adviser, a management fee computed at the rate per annum set out on Schedule 1 hereto of the average daily net assets of such Fund.

    (b) The management fee shall be accrued daily during each month by the Trust on behalf of each Fund and paid to the Adviser on the first business day of the succeeding month. The initial monthly fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement. The fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the calendar days in the month. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be payable within ten (10) days after the date of termination.

    (c) The Adviser may reduce or waive any portion of the compensation due to it hereunder, or for reimbursement of expenses by the Trust pursuant to Paragraph 7 of this Agreement, and any such reduction or waiver shall be applicable only with respect to the specific items waived and shall not constitute a waiver of any future compensation or reimbursement due to the Adviser hereunder.

    (d) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund in question. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     9. SHORT POSITIONS IN FUNDS' SHARES. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of any Fund. This prohibition shall not prevent the purchase of such shares by any of the officers and Trustees or employees of the Adviser or any trust, pension, profit-sharing, or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Act.

     10. RELATIONSHIP TO PROVISIONS OF AGREEMENT AND DECLARATION OF
TRUST. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Agreement and Declaration of Trust or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and any Fund.

     11. DUTIES AND STANDARDS OF CARE. (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or any Fund or to any shareholder of any Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

    (b) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust or director or officer of the Adviser from liability in violation of Sections 17(h) and (i) of the Act.

     12. TERM AND RENEWAL. This Agreement shall remain in effect for a period of two (2) years, unless sooner terminated in accordance with Paragraph 13 hereof, and shall continue in effect from year to year thereafter in respect of each Fund so long as such continuation is approved at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval.

     13. TERMINATION. This Agreement may be terminated in respect of the Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Adviser, and by the Adviser upon sixty (60) days written notice to the Trust. This Agreement shall also terminate in the event of any transfer or assignment thereof, as defined in the Act.

     14. CERTAIN DEFINITIONS. The terms "majority of the outstanding voting securities" of the Trust or the Fund and "interested persons" shall have the meanings as set forth in the Act. The term "net assets" shall have the meaning and shall be calculated as set forth in the Trust's Registration Statement from time to time.

     15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

     16. HEADINGS. The headings used herein are for convenience and ease of reference only. No legal effect is intended, nor is to be derived from such headings.

     17. NOTICE. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund in question. The Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund in question and to its assets, and that the Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of any Fund nor from any Trustee, officer, employee or agent of the Trust.

     18. NAME. The Adviser owns or has the right to use the words "Robertson Stephens," "Robertson, Stephens & Company Investment Management," "RS," and "RSIM" which may be used by the Trust only with the consent of the Adviser. The Adviser consents to the use by the Trust of such words in such forms as the Adviser shall in writing approve, but only on condition and so long as (i) this Agreement shall remain in full force and (ii) the Trust shall fully perform, fulfill, and comply with all provisions of this Agreement expressed herein to be performed, fulfilled, or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Adviser to the Trust to use said name as part of a business or name is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right to so authorize others to use the same; the Trust acknowledges and agrees that as between the Adviser and the Trust, the Adviser has the exclusive right so to use, or authorize others to use, said words and the Trust agrees to take such action as may reasonably be requested by the Adviser to give full effect to the provisions of this section (including, without limitation, consenting to such use of said words). Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Agreement by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Adviser, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the words "Robertson Stephens," "Robertson, Stephens & Company Investment Management," "RS," or "RSIM" and will not thereafter transact any business in a name containing the words "Robertson Stephens," "Robertson, Stephens & Company Investment Management," "RS," and "RSIM" in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the words "Robertson Stephens," "Robertson, Stephens & Company Investment Management," "RS," or "RSIM" or any other reference to the Adviser. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors, and all other persons claiming under or through it.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all as of the day and year first above written.

                                              ROBERTSON STEPHENS INVESTMENT TRUST

                                              -------------------------------------------
                                              President

                                              [ROBERTSON, STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.]

                                              [RS INVESTMENT MANAGEMENT, INC.]

                                              -------------------------------------------

THIS SCHEDULE 1 IS FOR USE IN CONNECTION WITH THE PROPOSED INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND RSIM, L.P.

                                                                      SCHEDULE 1

Robertson Stephens Diversified Growth Fund                                      1.00%
Robertson Stephens Global Value Fund                                            1.00%
Robertson Stephens Global Natural Resources Fund                                1.00%
Robertson Stephens Growth + Income Fund                                         1.00%
Robertson Stephens Information Age Fund                                         1.00%
Robertson Stephens MicroCap Growth Fund                                         1.25%

ADMINISTRATIVE FUNDS
Robertson Stephens Contrarian Fund                                              1.50%
Robertson Stephens Partners Fund                                                1.25%
Robertson Stephens Value + Growth Fund                                          1.00%

THIS SCHEDULE 1 IS FOR USE IN CONNECTION WITH THE PROPOSED INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND RSIM, INC.

                                                                      SCHEDULE 1

ADMINISTRATIVE FUNDS
Robertson Stephens Emerging Growth Fund                                         1.00%

                                                                      APPENDIX B

                      ROBERTSON STEPHENS INVESTMENT TRUST
                             SUB-ADVISORY AGREEMENT

                                                               February __, 1999

Elijah Asset Management, LLC
555 California Street
San Francisco CA 94104

Dear Sirs:

    Under an Investment Advisory Agreement (the "Investment Advisory Agreement") between Robertson Stephens Investment Trust, a Massachusetts business trust (the "Trust"), and Robertson, Stephens & Company Investment Management, L.P., a California limited partnership (the "Adviser"), the Adviser serves as investment adviser to each of Robertson Stephens Information Age Fund and Robertson Stephens Value + Growth Fund, each of which is a series of shares of the Trust (each, a "Fund").

    The Adviser hereby confirms its agreement with Elijah Asset Management, LLC (the "Sub-Adviser") and the Trust with respect to the Sub-Adviser's serving as the sub-adviser of each Fund as follows:

1. Investment Description; Appointment

    The Adviser, with the approval of the Trust, hereby appoints the Sub-Adviser to act as investment adviser to each Fund for the periods and on the terms set forth in this Agreement, and with respect to the assets of each Fund designated by the Adviser to the Sub-Adviser from time to time (the "Designated Assets"). The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Portfolio Management Duties

    a. Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Sub-Adviser will (i) manage the Designated Assets in accordance with each Fund's investment objective, policies, and limitations as stated in the Trust's Prospectus and Statement of Additional Information, as in effect from time to time, and with any additional policies or guidelines established from time to time by the Adviser or by the Board of Trustees of the Trust; (ii) make investment decisions for each Fund in respect of the Designated Assets; and (iii) place orders to purchase and sell securities and other investments for each Fund in respect of the Designated Assets.

    b. The Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting each Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Trust, furnish to the Trust and the Adviser from time to time whatever information the Adviser or the Board of Trustees reasonably believes appropriate for this purpose.

    c. The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Company Act of 1940, as amended (the "Act"), and all rules and regulations thereunder, all applicable federal and state laws and regulations, and any applicable procedures adopted by the Trust's Board of Trustees or the Adviser and identified in writing to the Sub-Adviser.

3. Brokerage

    The Sub-Adviser shall determine the securities to be purchased or sold by each Fund in respect of the Designated Assets and will place orders pursuant to its determinations with or through such persons, brokers, or dealers in conformity with such policies with respect to brokerage as are set forth in the Trust's Prospectus and Statement of Additional Information as in effect from time to time or as the Board of Trustees may direct from time to time.

4. Information Provided to the Adviser and the Trust

    a. The Sub-Adviser shall furnish to the Adviser and to the Board of Trustees of the Trust monthly, quarterly, and annual reports concerning the portfolio transactions and performance of each Fund in such form as may reasonably be requested by the Adviser or the Board of Trustees. The Sub-Adviser shall permit all books and records with respect to the Funds to be inspected and audited by the Adviser and the Trust at all reasonable times during normal business hours, upon reasonable notice.

    b. The Sub-Adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its records with respect to each Fund to assist the Adviser and the Trust in monitoring compliance with the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with respect to each Fund such periodic and special reports as the Adviser or the Board of Trustees may reasonably request.

    c. The Sub-Adviser agrees that it will immediately notify the Adviser and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment advisor pursuant to this Agreement; or (ii) if it is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser agrees to notify the Adviser immediately of (x) any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, if the omission of such might make such document misleading, or (y) any statement contained therein relating to the Sub-Adviser that becomes untrue in any material respect.

    d. The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to each Fund within the meaning of the Act and the Advisers Act.

5. Books and Records

    The Sub-Adviser agrees that all records that it maintains in respect of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust's request. The Sub-Adviser agrees to maintain and preserve for such periods as are required by applicable law, including without limitation Sections 31 and 32 of the Act and any rule adopted thereunder and Rule 204-2 under the Advisers Act, any and all records relating to the Sub-Adviser's duties hereunder.

6. Compensation

    a. The Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to each Fund hereunder and as full reimbursement for all expenses incurred or borne by the Sub-Adviser, a fee for any period equal to 0.50 (50%) of any fees paid by the Fund in question to the Adviser under the Investment Advisory Agreement in respect of the Designated Assets of that Fund during that period (the "Sub-Advisory Fee"). From time to time the Sub-Adviser may agree to reimburse the Fund additional expenses or waive a portion or all of its fee, in the sole discretion of the Sub-Adviser.

    b. The Sub-Advisory Fee for the period from the date when each Fund commences investment operations to the end of the month during which each Fund commences investment operations shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

    c. For the purposes of determining fees payable to the Sub-Adviser, the value of a Fund's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

7. Costs and Expenses

    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it, but not including expenses to be paid by the Fund or the Adviser such as brokerage fees and commissions and custodian charges. The Trust, on behalf of each Fund, shall assume and pay any expenses for services rendered by a custodian for the safekeeping of such Fund's securities or other property on behalf of such Fund, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset values of such Fund as provided in the Prospectus and Statement of Additional Information as in effect from time to time. The Sub-Adviser shall not be required to pay and the Trust (or the Adviser), on behalf of each Fund, shall assume and pay the charges and expenses of the Fund's operations, including compensation of the Trustees, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses, and all taxes and fees payable to federal, state, or other governmental agencies on account of the registration of securities issued by the Fund, filing of trust documents, or otherwise.

8. Standard of Care

    Except as may otherwise be provided by the Act or other applicable law, neither the Sub-Adviser nor any of its officers, directors, employees, or agents shall be subject to any liability to the Trust, either Fund, or the Adviser for any error of judgment, any mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations or duties hereunder.

9. Services to Other Companies or Accounts

    a. Except as may otherwise be agreed between the Adviser and the Sub-Adviser, it is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of either Fund) or from engaging in other activities.

    b. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for a Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that it is fair and equitable to such Fund.

10. Duration and Termination

    a. This Agreement shall become effective on the date hereof and shall continue for two years from that date, and thereafter shall continue in respect of a Fund automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the

       Trust's Board of Trustees or (ii) a vote of a majority of that Fund's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust, by vote cast in person at a meeting called for the purpose of voting on such approval.

    b. Notwithstanding the foregoing, this Agreement may be terminated as to either Fund (i) by the Adviser, at any time without penalty, upon 60 days written notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the outstanding voting securities of the Fund in question, upon 60 days written notice to the Sub-Adviser and the Adviser, or (iii) by the Sub-Adviser at any time without penalty, upon 60 days written notice to the Adviser and the Trust.

    c. This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act).

11. Amendments

    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

12. Limitations of Liability of Trustees, Officers, Employees, Agents and Shareholders of the Trust

    A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund in question. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Sub-Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund in question and to its assets, and that the Sub-Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of either Fund nor from any Trustee, officer, employee or agent of the Trust.

13. Miscellaneous

    a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

    b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.

                                              ROBERTSON, STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.

                                              By----------------------------------------
                                                Name:
                                                Title:

                                              ROBERTSON STEPHENS
                                              INVESTMENT TRUST

                                              By----------------------------------------
                                                Name:
                                                Title:

Accepted:
ELIJAH ASSET MANAGEMENT, LLC

By:----------------------------------------
  Name:
  Title:

                                                                      APPENDIX C

                      ROBERTSON STEPHENS INVESTMENT TRUST
                             SUB-ADVISORY AGREEMENT

                                                               February __, 1999

Eastbourne Management, L.L.C.
[555 California Street]
[San Francisco CA 94104]

Dear Sirs:

    Under an Investment Advisory Agreement (the "Investment Advisory Agreement") between Robertson Stephens Investment Trust, a Massachusetts business trust (the "Trust"), and Robertson, Stephens & Company Investment Management, L.P., a California limited partnership (the "Adviser"), the Adviser serves as investment adviser to the Robertson Stephens Contrarian Fund-TM-, a series of shares of the Trust (the "Fund").

    The Adviser hereby confirms its agreement with Eastbourne Management, L.L.C. (the "Sub-Adviser") and the Trust with respect to the Sub-Adviser's serving as the sub-adviser of the Fund as follows:

1. Investment Description; Appointment

    The Adviser, with the approval of the Trust, hereby appoints the Sub-Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement, and with respect to the assets of the Fund designated by the Adviser to the Sub-Adviser from time to time (the "Designated Assets"). The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Portfolio Management Duties

    a. Subject to the supervision of the Adviser and the Trust's Board of Trustees, the Sub-Adviser will (i) manage the Designated Assets in accordance with the Fund's investment objective, policies, and limitations as stated in the Trust's Prospectus and Statement of Additional Information, as in effect from time to time, and with any additional policies or guidelines established from time to time by the Adviser or by the Board of Trustees of the Trust; (ii) make investment decisions for the Fund in respect of the Designated Assets; and (iii) place orders to purchase and sell securities and other investments for the Fund in respect of the Designated Assets.

    b. The Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Fund and shall, on the Sub-Adviser's own initiative and as reasonably requested by the Adviser or the Trust, furnish to the Trust and the Adviser from time to time whatever information the Adviser or the Board of Trustees reasonably believes appropriate for this purpose.

    c. The Sub-Adviser agrees that, in the performance of the duties required of it by this Agreement, it will comply with the Investment Company Act of 1940, as amended (the "Act"), and all rules and regulations thereunder, all applicable federal and state laws and regulations, and any applicable procedures adopted by the Trust's Board of Trustees or the Adviser and identified in writing to the Sub-Adviser.

3. Brokerage

    The Sub-Adviser shall determine the securities to be purchased or sold by the Fund in respect of the Designated Assets and will place orders pursuant to its determinations with or through such persons, brokers, or dealers in conformity with such policies with respect to brokerage as are set forth in the Trust's Prospectus and Statement of Additional Information as in effect from time to time or as the Board of Trustees may direct from time to time.

4. Information Provided to the Adviser and the Trust

    a. The Sub-Adviser shall furnish to the Adviser and to the Board of Trustees of the Trust monthly, quarterly, and annual reports concerning the portfolio transactions and performance of the Fund in such form as may reasonably be requested by the Adviser or the Board of Trustees. The Sub-Adviser shall permit all books and records with respect to the Funds to be inspected and audited by the Adviser and the Trust at all reasonable times during normal business hours, upon reasonable notice.

    b. The Sub-Adviser agrees that it will make available to the Adviser and the Trust promptly upon their request copies of all of its records with respect to the Fund to assist the Adviser and the Trust in monitoring compliance with the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with respect to the Fund such periodic and special reports as the Adviser or the Board of Trustees may reasonably request.

    c. The Sub-Adviser agrees that it will immediately notify the Adviser and the Trust in the event that the Sub-Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment advisor pursuant to this Agreement; or (ii) if it is or expects to become the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Sub-Adviser agrees to notify the Adviser immediately of (x) any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Prospectus or Statement of Additional Information of the Trust, or any amendment or supplement thereto, if the omission of such might make such document misleading, or (y) any statement contained therein relating to the Sub-Adviser that becomes untrue in any material respect.

    d. The Sub-Adviser represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Sub-Adviser's registration under the Advisers Act on Form ADV, as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Sub-Adviser agrees to maintain the completeness and accuracy of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. Books and Records

    The Sub-Adviser agrees that all records that it maintains in respect of the Trust are the property of the Trust and further agrees to surrender promptly to the Trust copies of any such records upon the Trust's request. The Sub-Adviser agrees to maintain and preserve for such periods as are required by applicable law, including without limitation Sections 31 and 32 of the Act and any rule adopted thereunder and Rule 204-2 under the Advisers Act, any and all records relating to the Sub-Adviser's duties hereunder.

6. Compensation

    a. The Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept, as full compensation for all services furnished or provided to the Fund hereunder and as full reimbursement for all expenses incurred or borne by the Sub-Adviser, a fee for any period equal to 0.40 (40%) of any fees paid by the Fund to the Adviser under the Investment Advisory Agreement in respect of the Designated Assets of the Fund during that period (the "Sub-Advisory Fee"). From time to time the Sub-Adviser may agree to reimburse the Fund additional expenses or waive a portion or all of its fee, in the sole discretion of the Sub-Adviser.

    b. The Sub-Advisory Fee for the period from the date when the Fund commences investment operations to the end of the month during which the Fund commences investment operations shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

    c. For the purposes of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus and/or the Statement of Additional Information.

7. Costs and Expenses

    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it, but not including expenses to be paid by the Fund or the Adviser such as brokerage fees and commissions and custodian charges. The Trust, on behalf of the Fund, shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property on behalf of the Fund, for keeping its books of account, for any other charges of the custodian, and for calculating the net asset values of the Fund as provided in the Prospectus and Statement of Additional Information as in effect from time to time. The Sub-Adviser shall not be required to pay and the Trust (or the Adviser), on behalf of the Fund, shall assume and pay the charges and expenses of the Fund's operations, including compensation of the Trustees, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, and of any registrar of the Trust, costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates and of reports, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, other like miscellaneous expenses, and all taxes and fees payable to federal, state, or other governmental agencies on account of the registration of securities issued by the Fund, filing of trust documents, or otherwise.

8. Standard of Care

    Except as may otherwise be provided by the Act or other applicable law, neither the Sub-Adviser nor any of its officers, directors, employees, or agents shall be subject to any liability to the Trust, the Fund, or the Adviser for any error of judgment, any mistake of law, or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations or duties hereunder.

9. Services to Other Companies or Accounts

    a. Except as may otherwise be agreed between the Adviser and the Sub-Adviser, it is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

    b. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that it is fair and equitable to the Fund.

10. Duration and Termination

    a. This Agreement shall become effective on the date hereof and shall continue for two years from that date, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or (ii) a vote of a majority of the Fund's outstanding voting securities (as defined in the Act), provided that the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Trust, by vote cast in person at a meeting called for the purpose of voting on such approval.

    b. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund (i) by the Adviser, at any time without penalty, upon 60 days written notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust, upon the vote of a majority of the Trust's Trustees or by vote of the majority of the outstanding voting securities of the Fund, upon 60 days written notice to the Sub-Adviser and the Adviser, or
       (iii) by the Sub-Adviser at any time without penalty, upon 60 days written notice to the Adviser and the Trust.

    c. This Agreement will terminate automatically in the event of its assignment (as defined in the Act and in rules adopted under the Act).

11. Amendments

    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved in accordance with applicable law.

12. Limitations of Liability of Trustees, Officers, Employees, Agents and Shareholders of the Trust

    A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees, and not individually, and that the obligations arising out of this Agreement are not binding upon the Trustees or holders of the Trust's shares individually but are binding only upon the assets and property of the Fund. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations of liability as set forth in the Agreement and Declaration of Trust of the Trust. The Sub-Adviser agrees that the Trust's obligations hereunder shall be limited to the Fund and to its assets, and that the Sub-Adviser or any affiliated or related party shall not seek satisfaction of any such obligation from any shareholder of the Fund nor from any Trustee, officer, employee or agent of the Trust.

13. Miscellaneous

    a. This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act, or rules or orders of the SEC thereunder.

    b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

    If the terms and conditions described above are in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning to us the enclosed copy of this Agreement.

                                              ROBERTSON, STEPHENS & COMPANY
                                              INVESTMENT MANAGEMENT, L.P.

                                              By----------------------------------------
                                                Name:
                                                Title:

                                              ROBERTSON STEPHENS
                                              INVESTMENT TRUST

                                              By----------------------------------------
                                                Name:
                                                Title:

Accepted:
EASTBOURNE MANAGEMENT, L.L.C.

By:----------------------------------------
  Name:
  Title:

                               THE CONTRARIAN FUND-TM-
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of The Contrarian Fund-TM- which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:       / /                             KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE CONTRARIAN FUND-TM-


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /



 2.    Proposal to approve new Sub-Advisory Agreement with Robertson, Stephens &             / /               / /           / /
 Company Investment Management, L.P. and Eastbourne Management, L.L.C.  for the Fund.


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                               DIVERSIFIED GROWTH FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Diversified Growth Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
DIVERSIFIED GROWTH FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                                EMERGING GROWTH FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Emerging Growth Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
EMERGING GROWTH FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with RS Investment
 Management, Inc. for the Fund.                                                              / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                            GLOBAL NATURAL RESOURCES FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Global Natural Resources Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
GLOBAL NATURAL RESOURCES FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                                  GLOBAL VALUE FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Global Value Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
GLOBAL VALUE FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                                GROWTH & INCOME FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Growth & Income Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
GROWTH & INCOME FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                              INFORMATION AGE FUND-TM-
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Information Age Fund-TM- which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
INFORMATION AGE FUND-TM-


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /




 2.    Proposal to approve new Sub-Advisory Agreement with Robertson, Stephens &             / /               / /           / /
 Company Investment Management, L.P. and Elijah Asset Management, LLC for the Fund.


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                                MICROCAP GROWTH FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the MicroCap Growth Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
MICROCAP GROWTH FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                                    PARTNERS FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Partners Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
PARTNERS FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date

                                 VALUE + GROWTH FUND
                        ROBERTSON STEPHENS INVESTMENT TRUST
                      PROXY SOLICITED BY THE BOARD OF TRUSTEES

                         PROXY FOR MEETING OF SHAREHOLDERS
                                 FEBRUARY 26, 1999

The undersigned hereby appoints G. Randall Hecht, Andrew C. Morrison, and Andrew
P. Pilara, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of the Trust, on February 26, 1999 at 8:30 a.m., San Francisco Time, and at any adjournments thereof, all of the shares of the Value + Growth Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        / /                            KEEP THIS PORTION FOR YOUR RECORDS
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
VALUE + GROWTH FUND


                                                                                             FOR             AGAINST       ABSTAIN
 1.    Proposal to approve new Investment Advisory Agreement with Robertson,
 Stephens & Company Investment Management, L.P. for the Fund.                                / /               / /           / /


 2.    Proposal to approve new Sub-Advisory Agreement with Robertson, Stephens &             / /               / /           / /
 Company Investment Management, L.P. and Elijah Asset Management, LLC for the Fund.


Please sign your name exactly as it appears on this card.  If you are a joint owner, each owner should sign.  When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such.  If you are signing for a corporation, please sign the full corporate name and indicate the signer's office.  If you are a partner, sign in the partnership name.

----------------------------------           -------------------      ------------------------------------    ---------------------
Signature [PLEASE SIGN WITHIN BOX]             Date                   Signature (Joint Owners)                          Date